Green Mountain Coffee, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SECTION 1..................................................................   1
         Background of Plan................................................   1
                  1.1      History and Purpose.............................   1
                  1.2      Effective Date; Plan Year.......................   1
                  1.3      Trustee; Trust Agreement........................   1
                  1.4      Plan Administration.............................   2
                  1.5      Employers.......................................   2
                  1.6      Predecessor Plans...............................   2
                  1.7      Plan Supplements................................   3

SECTION 2..................................................................   4
         Eligibility and Participation.....................................   4
                  2.1      Eligibility to Participate......................   4
                  2.2      Participation Not Guarantee of Employment.......   5
                  2.3      Leased Employees................................   5
                  2.4      Military Service................................   5
                  2.5      Omission of Eligible Employee...................   6
                  2.6      Inclusion of Ineligible Employee................   6

SECTION 3..................................................................   7
         Service and Compensation..........................................   7
                  3.1      Years of Service................................   7
                  3.2      Hour of Service.................................   8
                  3.3      One Year Break in Service.......................   9
                  3.4      Compensation....................................   9

SECTION 4..................................................................   1
         Employer Contributions............................................   1
                  4.1      Employer Contributions..........................   1
                  4.2      Due Date for Employer Contributions.............   1
                  4.3      Payment of Acquisition Loans; Employer
                           Loan Contributions..............................  11
                  4.4 Individual Employer's Share of Employer Contributions; Limitations on Employers'
                           Contributions...................................  12

SECTION 5..................................................................  13
         Company Stock; Acquisition Loans..................................  13
                  5.1      Company Stock...................................  13
                  5.2      Acquisition Loans...............................  13

SECTION 6..................................................................  14
         Investment of Employer Contributions..............................  14
                  6.1      ESOP Stock Account Investments in Company Stock.  14
                  6.2      Diversification of Investments in Company Stock.  14

SECTION 7..................................................................  16
         Accounting........................................................  16
                  7.1      Participants' Accounts..........................  16
                  7.2      Unreleased Share Account........................  16
                  7.3      Accounting Dates; Special Accounting Dates;
                           Accounting Period...............................  17
                  7.4      Transfer of Shares From Unreleased Share
                           Account to Participants' ESOP Stock Accounts....  17
                  7.5      Adjustment of Participants' Accounts............  18
                  7.6      Dividends on Company Stock......................  19
                  7.7      Investment of Cash in Trust.....................  21
                  7.8      Fair Market Value of Company Stock..............  21
                  7.9      Stock Dividends, Stock Splits and Capital
                           Reorganizations Affecting ESOP Shares...........  21
                  7.10     ESOP Share Records..............................  22
                  7.11     Statement of Accounts...........................  22
                  7.12     Multiple Acquisition Loans......................  22
                  7.13     Allocation of Proceeds from Sale or Liquidation.  22

SECTION 8..................................................................  24
         Contribution and Benefit Limitations..............................  24
                  8.1      Contribution Limitations........................  24
                  8.2      Combining of Plans..............................  25
                  8.3      Highly Compensated Participant..................  25

SECTION 9..................................................................  27
         Period of Participation...........................................  27
                  9.1      Settlement Date.................................  27
                  9.2      Restricted Participation........................  28

SECTION 10.................................................................  29
         Vesting in Benefits; Forfeitures; Reinstatements..................  29
                  10.1     Fully Vested Benefits...........................  29
                  10.2     Partially Vested Benefits.......................  29
                  10.3     Forfeiture Accounts and Forfeitures.............  30
                  10.4     Reinstatement...................................  30

SECTION 11.................................................................  31
         Distributions Following Settlement Date...........................  31
                  11.1     Manner of Distribution..........................  31
                  11.2     Determination of Account Balances...............  31
                  11.3     Reinvestment of ESOP Stock Account..............  32
                  11.4     Timing of Distributions.........................  32
                  11.5     Direct Rollovers................................  34
                  11.6     Immediate Distributions to Alternate Payees.....  36
                  11.7     Designation of Beneficiary......................  36
                  11.8     Missing Participants or Beneficiaries...........  38
                  11.9     Facility of Payment.............................  39
                  11.10    In-Service Withdrawal...........................  39

SECTION 12.................................................................  40
         Rights, Restrictions, and Options on Company Stock................  40
                  12.1     Right of First Refusal..........................  40
                  12.2     Put Option......................................  41
                  12.3     Share Legend....................................  42
                  12.4     Nonterminable Rights............................  42

SECTION 13.................................................................  43
         Voting and Tendering of Company Stock.............................  43

SECTION 14.................................................................  45
         General Provisions................................................  45
                  14.1     Interests Not Transferable......................  45
                  14.2     Absence of Guaranty.............................  45
                  14.3     Employment Rights...............................  45
                  14.4     Litigation by Participants or other Persons.....  45
                  14.5     Evidence........................................  46
                  14.6     Waiver of Notice................................  46
                  14.7     Controlling Law.................................  46
                  14.8     Statutory References............................  46
                  14.9     Severability....................................  46
                  14.10    Additional Employers............................  46
                  14.11    Action By Employers.............................  47
                  14.12    Gender and Number...............................  47
                  14.13    Examination of Documents........................  47
                  14.14    Fiduciary Responsibilities......................  47
                  14.15    Indemnification.................................  47
                  14.16    Automated Voice Response Systems, Computer
                           Systems.........................................  48

SECTION 15.................................................................  49
         Restrictions as to Reversion of Trust Assets to the Employers.....  49

SECTION 16.................................................................  51
         Amendment and Termination.........................................  51
                  16.1     Amendment.......................................  51
                  16.2     Termination.....................................  51
                  16.3     Nonforfeitability and Distribution on
                           Termination.....................................  52
                  16.4     Notice of Termination...........................  52
                  16.5     Plan Merger, Consolidation, Etc.................  53

SECTION 17.................................................................  54
         Administration....................................................  54
                  17.1     The Administrator...............................  54
                  17.2     The Administrator's General Powers,
                           Rights, and Duties..............................  54
                  17.3     Interested Administrator Member.................  56
                  17.4     Administrator Expenses..........................  56
                  17.5     Uniform Rules...................................  56
                  17.6     Information Required by the Administrator.......  56
                  17.7     Review of Benefit Determinations................  56
                  17.8     Administrator's Decision Final..................  57
                  17.9     Denial Procedure and Appeal Process.............  57
                  17.10    Powers and Responsibilities of the Company......  58

SECTION 18.................................................................  59
         Special Rules Applicable When Plan is Top-Heavy...................  59
                  18.1     Purpose and Effect..............................  59
                  18.2     Top-Heavy Plan..................................  59
                  18.3     Key Employee....................................  60
                  18.4     Aggregated Plans................................  61
                  18.5     Minimum Vesting.................................  61
                  18.6     Minimum Employer Contribution...................  62
                  18.7     Coordination of Benefits........................  62

                           GREEN MOUNTAIN COFFEE, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


         SECTION 1     Background of Plan


1.1      History and Purpose

                  Green Mountain Coffee, Inc., a Delaware corporation (the "Company") established the Green Mountain Coffee, Inc. Employee Stock Ownership Plan (the "Plan") effective as of January 1, 2000 to enable eligible employees to acquire stock ownership interests in the Company by investing primarily in Company Stock (as defined in subsection 5.1). The Plan is intended to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code") and is intended to enable eligible employees to acquire stock ownership interests in the Company, by investing primarily in Company Stock. The Plan is specifically permitted and designed to invest up to 100% of its assets in Company Stock.


1.2      Effective Date; Plan Year

                  The Effective Date of the Plan is January 1, 2000 (the "Effective Date"). The Plan will be administered on the basis of a plan year (the "Plan Year") which shall be the twelve-month period beginning each January 1 and ending the following December 31.


1.3      Trustee; Trust Agreement

                  Amounts contributed under the Plan are held and invested, until distributed by the trustee (the "Trustee") appointed by the Company acting by its Board of Directors. The Trustee acts in accordance with the terms of a trust agreement between the Company and the Trustee, which trust agreement is known as the Green Mountain Coffee, Inc. Employee Stock Ownership Trust (the "Trust"). The Trust implements and forms a part of the Plan. The provisions of and benefits under the Plan are subject to the terms and provisions of the Trust.


1.4      Plan Administration

                  The Plan is administered by a plan committee consisting of three or more persons appointed by the Company to perform administrative tasks (the "Administrator") as described in Section 17. Any notice or document required to be given to or filed with the Administrator will be properly given or filed if delivered or mailed, by registered or certified mail, postage prepaid, to the Administrator, in care of the Company at its corporate headquarters. The Company shall designate an individual or entity to serve as the Named Fiduciary (as defined in Section 402(a)(2) of ERISA) of the Plan, subject to Section 13(b) of the Plan.


1.5      Employers

                  Any Controlled Group Member described in subparagraph (a), (b) or (c) of this subsection with respect to the Company may adopt the Plan with the Company's consent. The Company, Green Mountain Coffee Roasters, Inc., a Vermont corporaiton, and any such other Controlled Group Members that adopt the Plan are referred to below collectively as the "Employers" and sometimes individually as an "Employer." A "Controlled Group Member" means:

                  (a) any corporation that is not an Employer but is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and 1563(e)(3)(C) thereof) that contains the Company;

                  (b) any trade or business (whether or not incorporated) that is not an Employer but is under common control with the Company (within the meaning of Section
                          414(c) of the Code); or

                  (c)      any entity that is affiliated with the  Company under
                           Section 414(m) of the Code.


1.6      Predecessor Plans

                  Any other qualified profit sharing, stock bonus, or money purchase pension plan qualified under Section 401(a) of the Code and maintained by an Employer may, with the consent of the Company, be merged into, and continued in the form of, the Plan. Any such plan merged into, and continued in the form of this Plan shall be referred to as a "Predecessor Plan." Special provisions relating to Participants in the Plan who were Participants in a Predecessor Plan shall be set forth in one or more supplements to the Plan.


1.7      Plan Supplements

                  The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and such supplement.

         SECTION 2     Eligibility and Participation


2.1      Eligibility to Participate

                  (a)      Subject to the terms and conditions of  subparagraphs
                           (a)(i), (ii) and (iii) below and subsection (b), each employee who is employed by an Employer on the Effective Date and has attained age 21, shall become a "Participant" in the Plan on the Effective Date. Each other employee will become a "Participant" in the Plan on the "Entry Date," which is January 1, April 1, July 1, and October 1 of each Plan Year, coincident with or next following the date on which the employee has attained age 21, provided he is not:

                           (i) a member of a group or class of employees of an Employer whose terms and conditions of employment are covered by a collective bargaining agreement, provided that retirement benefits were the subject of good faith bargaining between an Employer and a collective bargaining representative;

                           (ii)     a Leased  Employee (as defined in subsection
                                    2.3);

                           (iii) an employee classified as a temporary employee, as defined by the Employer and in accordance with the Employer's payroll practices; or

                           (iv)     an employee who is a nonresident alien.

                  (b) For all purposes of the Plan, an individual shall be an "employee" of or be "employed" by a Controlled
                           Group Member for any Plan Year only if such individual is treated by the Controlled Group Member as an employee for purposes of employment taxes and wage withholding for federal income taxes. If an individual is not considered to be an "employee" of a Controlled Group Member in accordance with the preceding sentence for a Plan Year, a subsequent determination by the Controlled Group Member, any governmental agency or court that the individual is a common law employee of the Controlled Group Member, even if such determination is applicable to prior years, will not have a retroactive effect for purposes of eligibility to participate in the Plan.

                  (c) Any Participant who terminates employment, but is reemployed by an Employer before incurring a One Year Break in Service (as defined in subsection 3.3), shall continue to participate in the Plan in the same manner as if such termination had not occurred, effective as of the date of reemployment. Any participant who terminates employment, but is reemployed by an Employer after incurring a One Year Break in Service shall become a participant in the Plan on the Entry date succeeding his or her date of rehire.


2.2      Participation Not Guarantee of Employment

                  Participation in the Plan does not constitute a guarantee or contract of employment and will not give any employee the right to be retained in the employ of the Employers or Related Companies nor any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the terms of the Plan.


2.3      Leased Employees

                  A "Leased Employee" means any person defined in Code Section 414(n), which includes any person who is not an employee of a Controlled Group
Member, but who has provided services to a Controlled Group Member, which services are performed under the primary direction or control of the Controlled Group Member, on a substantially full-time basis for a period of at least one year, pursuant to an agreement between the Controlled Group Member and a leasing organization. If a Leased Employee is subsequently employed by an Employer, the period during which a Leased Employee performs services for a Controlled Group Member shall be taken into account for purposes of subsection 3.1 of the Plan.


2.4      Military Service

                  Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). A Participant returning from employment after serving in the uniformed services is treated as not having incurred a One Year Break In Service (as defined in subsection 3.3) during the period of qualified military service, as defined herein. Each period of qualified military service is considered under the Plan to be service with the Employer for the purposes of:

                  (a)      determining      the   nonforfeitability     of   the
                           Participant's Account balances, in accordance with the provisions of Section 10 of the Plan; and

                  (b) determining the Participant's benefit allocations under Section 4.


2.5      Omission of Eligible Employee

                  If, in any Plan Year, any employee who should be included as a Participant in the Plan is erroneously omitted, and discovery of such omission is not made until after a contribution by the Employer for the Plan Year has been made, the Employer shall make a subsequent contribution with respect to the omitted employee in the amount which the Company would have contributed if he or she had not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.


2.6      Inclusion of Ineligible Employee

                  If, in any Plan Year, any employee who should not have been included as a Participant in the Plan is erroneously included, and discovery of such incorrect inclusion is not made until after a contribution by the Company for the year has been made, the Company shall not be entitled to recover the contribution made with respect to the ineligible employee regardless of whether a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible employee shall constitute a forfeiture for the Plan Year in which the discovery is made.


         SECTION 3     Service and Compensation


3.1      Years of Service

                  The  term  "Years  of   Service"   means  an   employee's   or
Participant's period of service with the Controlled Group Members determined in accordance with the following:

                  (a) An Employee or Participant shall be credited with one "Year of Service" for each 12-month period of his service with a Controlled Group Member beginning with his or her Employment Date (as defined below) and ending with the anniversary date of his or her Employment Date (as defined below) (the "Vesting Computation Period") during which the Employee or Participant completes 1,000 Hours of Service.

                  (b)      An  Employee'  or   Participant's  "Employment  Date"
                           means the date he or she first completes an Hour of Service.

                  (c) Years of Service shall include service performed for an Employer prior to the effective date of the Plan and shall include service regardless of age.

                  (d) For purposes of vesting under subsection 10.2, a Participant will be credited with a Year of Service immediately upon completing 1,000 Hours of Service during his Vesting Computation Period.

                  (e) If any former Participant is reemployed after a One Year Break in Service has occurred, Years of Service shall include Years of Service prior to his One Year Break in Service, subject to the following rules:

                           (i) If a former Participant has a One Year Break in Service, his pre-break and post-break service shall be used for computing Years of Service for vesting purposes after he has been employed for one (1) Year of Service following the date of his reemployment with an Employer;

                           (ii) Any former Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer Contributions shall lose credits otherwise allowable under (i) above if his consecutive One Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service; and

                           (iii) After five (5) consecutive One Year Breaks in Service, a former Participant's vested balance of his Accounts attributable to pre-break service shall not be increased based on his post-break service.


3.2      Hour of Service

                  Subject to the following provisions of this subsection 3.2, the term "Hour of Service" means, with respect to any employee or Participant,
(1) each hour for which the employee or Participant is directly or indirectly paid or entitled to payment by a Controlled Group Member for the performance of duties; (2) each hour for which the employee or Participant is directly or indirectly paid or entitled to payment by a Controlled Group Member for reasons other than the performance of duties (such as vacation, holiday, sickness, jury duty, disability, lay-off, military duty or leave of absence); and (3) each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by an Employer. These hours will be credited to the employee or Participant for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made. The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3). An employee or Participant will be credited with 8 Hours of Service per day (to a maximum of 40 Hours of Service per week). All Hours of Service shall be determined and credited in accordance with Department of Labor Reg. Sec. 2530.200b-2.

                  An employee or Participant shall not be credited with more than 501 Hours of Service for any single continuous period during which he performs no duties for an Employer or a Controlled Group Member. Payments considered for purposes of the foregoing shall include payments unrelated to the length of the period during which no duties are performed but shall not include payments made solely as reimbursement for medically related expenses or solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws.


3.3      One Year Break in Service

                  The term "One Year Break in Service" means any Vesting Computation Period during which an employee or a Participant does not complete more than 500 Hours of Service.

                  To the extent necessary to avoid a One Year Break in Service and to the extent Hours of Service are not otherwise credited as provided in subsection 3.2, an employee or Participant shall be credited with up to 501 Hours of Service during a Vesting Computation Period on account of an absence during such Vesting Computation Period due to:

                  (a)      the pregnancy of the employee or Participant;

                  (b)      the birth of a child of the employee or Participant;

                  (c)      the  placement  of  a child   with  the  employee  or
                           Participant in connection with the adoption of such child by such employee or Participant; and

                  (d)      caring  for  such  child  for   a  period   beginning
                           immediately following such birth or placement.


3.4      Compensation

                  Except as otherwise provided below, a Participant's "Compensation" for a Plan Year means compensation as defined in Code Section 415, including the compensation paid to the Participant for services rendered to an Employer as an employee as reported on the Participant's Federal wage and tax statement (Form W-2), compensation for services paid on the basis of profits and all of a Participant's salary reductions made pursuant to an arrangement maintained by an Employer under Section 125 or 401(k) of the Code during the Plan Year, but excluding, if applicable, amounts attributable to moving expenses, amounts realized from the exercise of a non-qualified stock option or the disposition of stock under a qualified stock option, and other amounts which receive special tax benefits, or contributions made by the employee under a Code
Section 403(b) Plan.

                  For a Participant's initial year of participation, Compensation shall be recognized for the entire Plan Year. In no event shall the amount of a Participant's Compensation taken into account for purposes of the Plan for any Plan Year exceed the dollar limitation in effect under Code Section 401(a)(17) (as that limitation is adjusted from time to time by the Secretary of the Treasury pursuant to Code Section 401(a)(17) and which is $170,000 for the 2000 Plan Year).


         SECTION 4     Employer Contributions


4.1      Employer Contributions

                  Subject to the conditions and limitations of the Plan, the Company, in its sole discretion, may direct the Employers to make a contribution (the "Employer Contribution") to the Plan for any Plan Year. Any such Employer Contribution for a Plan Year shall be made in such amount, if any, as determined by the Company prior to the end of the Plan Year or within a reasonable period of time after the end of the Plan Year. Any Employer Contribution for a Plan Year shall be allocated to the ESOP Stock Account or ESOP Cash Account, as applicable, of any Eligible Participant (as defined in the next sentence) pro rata on the basis of Participants' Compensation for such Plan Year. An "Eligible Participant" for a Plan Year is any Participant who completes 1,000 Hours of Service during the Plan Year and is actively employed by an Employer or on an Employer's authorized leave of absence on the last day of the Plan Year (or who terminated employment during the Plan Year due to death, permanent disability or after attaining age 65).

                  Contributions under this subsection 4.1 shall be made in cash or in Company Stock (in the discretion of the Company) as of the last day of the Plan Year.

                  No contributions, including rollover contributions, will be permitted by employees or Participants.


4.2      Due Date for Employer Contributions

                  Any Employer Contributions for a Plan Year shall be due on the last day of the Plan Year and, if not paid by the end of that Plan Year, shall be payable to the Trustee as soon as practicable thereafter, without interest, but not later than the time prescribed by law for filing the Company's Federal income tax return for such Plan Year, including extensions thereof.


4.3      Payment of Acquisition Loans; Employer Loan Contributions

                  For each Accounting Period during which an Acquisition Loan (as defined in subsection 5.2) is outstanding, the Trustee shall use any Employer Contributions made for such Accounting Period pursuant to subsection
4.1 to make principal and interest payments then due on the Acquisition Loan or loans outstanding at the end of such Accounting Period. Each such payment by the Trustee will release shares of Company Stock from the Unreleased Share Account of the Trust (as defined in subsection 7.2). Company Stock that is so released will be allocated to Participants' ESOP Stock Accounts as provided in subsection
4.1 as determined by the Administrator.

                  Subject to the conditions and limitations of the Plan, if, as of any Accounting Date: (a) an Acquisition Loan remains outstanding and (b) the contributions described above that are made for the Accounting Period, after taking into account the use of dividends and earnings in accordance with subsection 7.6, are insufficient to enable the Trustee to pay the principal and interest due under such Acquisition Loan for such Accounting Period, then the Employers shall make an additional "Employer Loan Contribution" to the Trustee for that Accounting Period, in an aggregate amount equal to the amount of the insufficiency described herein. Any such Employer Loan Contribution shall be allocated in the manner described in subsection 4.1. Any Employer Loan Contribution under the Plan for any Accounting Period shall be paid to the Trustee in cash on the last day of the applicable Accounting Period or as soon as practicable after the end of such Accounting Period.

                  If no Acquisition Loan is outstanding at the end of an Accounting Period, the Trustee shall invest the contributions made for such Accounting Period as directed by the Administrator, in accordance with the provisions of Section 6.


4.4 Individual Employer's Share of Employer Contributions; Limitations on Employers' Contributions

                  The Company shall determine each Employer's share of Employer Contributions to be made pursuant to subsection 4.1. The certificate of an independent certified public accountant selected by the Company as to the correctness of any amounts or calculations relating to the Employers' contributions under the Plan shall be conclusive on all persons. In no event will an Employer's share of the Employers' contributions described in this
Section 4 for any Plan Year cause the Employer's share of the Employers' contributions for that Plan Year to exceed an amount equal to the maximum amount deductible on account thereof by that Employer for that year for purposes of Federal taxes on income.


         SECTION 5     Company Stock; Acquisition Loans


5.1      Company Stock

                  For purposes of the Plan, the term "Company Stock" shall mean common stock issued by the Company that is readily tradable on an established national securities market or exchange; provided, however, if the Company's common stock is not readily tradable on an established national securities market or exchange, the term "Company Stock" shall mean common stock issued by the Company having a combination of voting power and dividend rates equal to or in excess of: (a) that class of common stock of the Company having the greatest voting power and (b) that class of common stock of the Company having the greatest dividend rights. Non-callable preferred stock shall be treated as Company Stock for purposes of the Plan if such stock is convertible at any time into stock that is readily tradable on an established national securities market or exchange (or, if applicable, that meets the requirements of (a) and (b) next above) and if such conversion is at a conversion price that, as of the date of the acquisition by the Plan, is reasonable. For purposes of the immediately preceding sentence, preferred stock shall be treated as non-callable if, after the call, there will be a reasonable opportunity for a conversion that meets the requirements of the immediately preceding sentence. Company Stock shall be held under the Trust only if such stock satisfies the requirements of Section 407(d)(5) of ERISA.


5.2      Acquisition Loans

                  An "Acquisition Loan" means the issuance of notes, a series of notes or other installment obligations incurred by the Trustee, in accordance with the Trust, in connection with the purchase of Company Stock. The term "Financed Shares" means shares of Company Stock acquired by the Trustee with the proceeds of an Acquisition Loan. The terms of each Acquisition Loan shall meet the applicable requirements of Treasury Regulations Section 54.4975-7(b), including the requirements: (a) that the loan bear a reasonable rate of interest, be for a definite period (rather than payable on demand), and be without recourse against the Plan, and (b) that the only assets of the Plan that may be given as collateral are Financed Shares purchased with the proceeds of that loan or with the proceeds of a prior Acquisition Loan. The release of Financed Shares is described in subsection 4.3.


         SECTION 6     Investment of Employer Contributions


6.1      ESOP Stock Account Investments in Company Stock

                  Employer Contributions under subsections 4.1 and 4.3 that are used to repay an Acquisition Loan shall be invested in Company Stock through the release of Financed Shares and the crediting of such shares to Participants' Accounts (as described in subsections 7.4, 7.5 and 7.6). If an Acquisition Loan is not outstanding, the Administrator may direct the Trustee to invest the contributions made under subsection 4.1 in shares of Company Stock, in accordance with the provisions of subsection 4.3.


6.2      Diversification of Investments in Company Stock

                  Pursuant to rules established by the Administrator, Active Participants may elect to diversify portions of their ESOP Stock Accounts, subject to the following:

                  (a) Each Participant who has attained age 55 years and has at least ten years of participation in the Plan (a "Qualified Participant") may elect during each of the Participant's Qualified Election Periods (as defined in subparagraph (c) below) to diversify up to twenty-five percent (fifty percent in the case of the Participant's last Qualified Election Period) of the Qualified Participant's ESOP Stock Account balance eligible for diversification (as described in subparagraph (b) next below), by: (i) receiving a cash distribution of the applicable amount, or (ii) transferring the applicable amount to one or more investment funds, as determined in the discretion of the Administrator.

                  (b) The portion of a Qualified Participant's ESOP Stock Account balance subject to diversification shall equal twenty-five percent (fifty percent in the case of the Qualified Participant's last year of the Qualified Election Period) of the total number of shares of Company Stock allocated to the Participant's ESOP Stock Account (including shares that the Participant previously elected to diversify pursuant to this subsection), less the number of such shares previously diversified pursuant to the Qualified Participant's election under this
                           subsection.   In   any  one  election,  a   Qualified
                           Participant may diversify the entire remaining portion of his ESOP Stock Account balance eligible for diversification or a part of such diversifiable portion equal to any whole percentage of five percent or more of his ESOP Stock Account balance.

                  (c) For purposes of this subsection, a "Qualified Election Period" means: (i) the ninety-day period immediately following the last day of the first Plan Year in which the Participant becomes a Qualified Participant, and (ii) the ninety-day period immediately following the last day of each of the five Plan Years immediately following the first Plan Year in which the Participant becomes a Qualified Participant. Any election made in accordance with the provisions of subparagraph (a) next above with respect to any Qualified Election Period shall be given effect as of the regular Accounting Date occurring ninety days after the end of that Qualified Election Period.

                  (d) The provisions of this subsection shall not apply to any Participant if the value of the Participant's ESOP Stock Account (determined as of the regular Accounting Date immediately preceding the first day on which the Participant would otherwise be entitled to make an election under this subsection) is $500 or less.

                  (e) Any amounts distributed in cash or transferred from Company Stock to one or more of the investment funds under this subsection shall not be available for distribution in the form of Company Stock (as otherwise allowed under subsection 11.1).


         SECTION 7     Accounting


7.1      Participants' Accounts

                  The Administrator shall maintain or cause to be maintained under the Plan the following accounts in the name of each Participant (to the extent applicable):

                  (a) ESOP Stock Account. An "ESOP Stock Account" to reflect (i) shares of Company Stock transferred from the Unreleased Share Account as a result of repayment of an Acquisition Loan and allocated in accordance with subsection 4.1, (ii) any Employer Contributions under subsection 4.1 made in the form of Company Stock, (iii) any shares of Company Stock purchased with cash in the ESOP Cash Account and (iv) any stock dividends on Company Stock allocated and credited to the Participant's ESOP Stock Account.

                  (b) ESOP Cash Account. An "ESOP Cash Account" to reflect any Employer cash contributions under subsection 4.1 and any cash dividends on Company Stock allocated and credited to the Participant's ESOP Stock Account, and any income, losses, appreciation, or depreciation attributable thereto.

                  In addition to the accounts described above, the Administrator may maintain such other accounts and subaccounts in the names of Participants or otherwise as the Administrator may consider necessary or advisable. Collectively, all accounts and subaccounts maintained for a Participant are referred to as the Participant's "Accounts."

                  The Administrator may establish such nondiscriminatory rules and procedures relating to the maintenance, adjustment and liquidation of Participants' Accounts as the Administrator may consider necessary or advisable.


7.2      Unreleased Share Account

                  The Administrator shall maintain or cause to be maintained in the Trust an "Unreleased Share Account" to reflect the Financed Shares acquired by the Trustee with the proceeds of an Acquisition Loan, if any, prior to the transfer of such Financed Shares to the Participants' ESOP Stock Accounts, any cash dividends attributable to such shares or transferred to the Unreleased Share Account pursuant to subsection 7.5, and any Investment Income attributable to such dividends.


7.3      Accounting Dates; Special Accounting Dates; Accounting Period

                  The last day of each Plan Year shall be the "Accounting Date." Participants' Accounts shall be adjusted on the Accounting Date. A "Special Accounting Date" is any date designated as such by the Administrator and a Special Accounting Date occurring under subsection 16.3. The term "Accounting Date" includes regular Accounting Dates and a Special Accounting Date. Any references to an "Accounting Period" ending on an Accounting Date shall mean the period since the next preceding regular Accounting Date.


7.4 Transfer of Shares From Unreleased Share Account to Participants' ESOP Stock Accounts

                  At the direction of the Administrator, the Trustee shall use the following to repay an Acquisition Loan:

                  (a)      Employer Contributions  under subsections 4.1 and 4.3
                           and  any  investment  income  attributable  to   such
                           contributions; and

                  (b)      Cash dividends  paid on shares of Company  Stock,  as
                           provided  in   subsections   7.5  and  7.6,  and  any
                           investment income attributable to such dividends.

                  The repayment of an Acquisition Loan shall cause a transfer of shares of Company Stock from the Unreleased Share Account to the Participants' ESOP Stock Accounts in accordance with subsections 7.5 and 7.6 as of each applicable Accounting Date. The number of shares to be transferred shall be determined by multiplying the number of shares in the Unreleased Share Account by a fraction, the numerator of which is the principal and interest payments during the applicable Accounting Period and the denominator of which is the sum of the numerator plus the total projected principal and interest payments during the remainder of the term of the Acquisition Loan. If the requirements of Treasury Regulations Section 54.4975-7(b)(8)(ii) are satisfied, at the discretion of the Administrator, the phrase "principal and interest" in the preceding sentence shall be replaced by the word "principal."


7.5      Adjustment of Participants' Accounts

                  Participants' Accounts shall be adjusted as follows:

                  (a) Repayments of Acquisition Loans and Purchases of Company Stock. For each Accounting Period, Employer Contributions made in cash under subsections 4.1 and
                           4.3 that are used to repay an Acquisition Loan and release shares of Company Stock from the Unreleased Share Account in accordance with subsection 7.4 shall be credited as of each Accounting Date to the Participants' ESOP Stock Accounts in accordance with the provisions of subsections 4.1 and 4.3. For each Accounting Period, cash contributions under subsection 4.1 that are designated to be invested in shares of Company Stock shall be credited as of the applicable Accounting Date to the Participants' ESOP Cash Account as in accordance with the provisions of subsection 4.1. Upon the purchase of Company Stock with such cash, an appropriate number of shares of Company Stock shall be credited to the Participants' ESOP Stock Account, as appropriate, and the Participants' ESOP Cash Accounts shall be charged by the amount of the cash used to buy such Company Stock. At all times, cash in Participants' ESOP Cash Account may be used to purchase Company Stock from any source.

                  (b) Dividends. Subject to the provisions of subsection 7.6, cash dividends on shares of Company Stock in the Unreleased Share Account shall be used to repay the outstanding Acquisition Loan and the released shares shall be credited to the Participants' ESOP Stock Accounts, in accordance with the provisions of subsection 4.1. Subject to the provisions of subsection 7.6, the Administrator shall credit to the Participants' ESOP Cash Accounts any cash dividends paid to the Trustee on shares of Company Stock held in the Participants' ESOP Stock Accounts as of the record date. Such cash dividends credited to the Participants' ESOP Cash Accounts shall be applied as soon as practicable first to the repayment of any amount due during or prior to that Accounting Period on an Acquisition Loan. If no amount is due on an Acquisition Loan (or if no Acquisition Loan is outstanding), such cash dividends may, as determined in the discretion of the Administrator, be used to either prepay the Acquisition Loan, if any, purchase shares of Company Stock, or be paid to the Participants as described in subparagraph 7.6(b). The Administrator shall credit an appropriate number of shares of Company Stock to the ESOP Stock Account of such Participant, and the Participant's ESOP Cash Account shall then be charged by the amount of cash used to repay an Acquisition Loan, if any, or used to purchase such Company Stock for the Participant's ESOP Stock Account.

                  (c) Employer Contributions in Shares of Company Stock. For any Accounting Period in which the Employer Contributions under subsection 4.1 are made in the form of shares of Company Stock, such stock shall be credited to the Participants' ESOP Stock Account, as of the applicable Accounting Date, in accordance with the applicable provisions of subsection 4.1.

                  (d) Appreciation, Depreciation, Etc. As of each Accounting Date, before the allocation of any Employer Contributions under subsection 4.1 made in cash, any appreciation, depreciation, income, gains or losses in the fair market value of the Participants' ESOP Cash Accounts shall be allocated among and credited to the ESOP Cash Accounts of Participants, pro rata, according to the balance of each ESOP Cash Account as of the immediately preceding Accounting Date, reduced in each case by the amount of any charge to such ESOP Cash Account since the next preceding Accounting Date. Any gain or loss realized by the Trustee on the sale of Company Stock credited the Participants' ESOP Stock Accounts will be allocated to the Participants' ESOP Cash Accounts, pro rata, according to the balance of Participants' ESOP Stock Accounts, as of the next preceding Accounting Date.


7.6      Dividends on Company Stock

                  The following shall apply with respect to dividends on Company
Stock:

                  (a) Dividends Credited to ESOP Cash Accounts. Any cash dividends paid with respect to shares of Company Stock allocated to Participants' ESOP Stock Accounts or held in the Unreleased Share Account may, as determined by the Administrator, be allocated among and credited to Participants' ESOP Cash Accounts in accordance with subparagraph 7.5(b).

                  (b) Dividends Used to Repay Acquisition Loan. To the extent permitted by applicable law, any cash dividends paid with respect to shares of Company Stock allocated to Participants' ESOP Stock Account, or held in the Unreleased Share Account may (as required by applicable Acquisition Loan documentation or, if not so required, as determined in the sole discretion of the Administrator) be used to repay the principal balance of an outstanding Acquisition Loan or interest thereon in whole or in part, or to purchase additional shares of Company Stock as provided in subparagraph 7.5(b). Financed shares released from the Unreleased Share Account by reason of dividends paid with respect to such Company Stock shall be allocated to Participants' ESOP Account as follows:

                           (i)      First,  Financed  Shares  with a fair market
                                    value   (determined   as  of  the  valuation
                                    coincident with or immediately preceding the dividend declaration date) at least equal to the dividends paid with respect to the Company Stock allocated to Participants' ESOP Stock Account shall be allocated among and credited to the ESOP Stock Account of such Participants, pro rata, according to the number of shares of Company Stock held in such accounts on the dividend declaration date; and

                           (ii) Next, any remaining Financed Shares released from the Unreleased Share Account shall be allocated among and credited in accordance with Sections 4.1 to the Participants' ESOP Stock Accounts, as applicable.

                  (c) Dividends Paid to Participants. Any cash dividends paid with respect to shares of Company Stock allocated to Participants' ESOP Stock Accounts may, as determined by the Administrator, be either paid by the Company directly in cash to Participants on a non-discriminatory basis or paid to the Trustee and distributed by the Trustee to the Participants no later than ninety days after the end of the Plan Year in which paid to the Trustee. This provision is not applicable during any period that the Company is taxed as an "S corporation."


7.7      Investment of Cash in Trust

                  At the direction of the Administrator, cash held in the Unreleased Share Account or Participants' ESOP Cash Accounts under the Trust will be invested by the Trustee, to the extent practicable, in short term securities or cash equivalents having ready marketability, mutual funds or in any other investment vehicle permitted under the terms of the Trust agreement. Investment Income resulting from such investments shall be credited to the account to which it pertains. The term "Investment Income" means income resulting from the temporary investment of, income deferral contributions, Employer Contributions, cash dividends and any other amounts.


7.8      Fair Market Value of Company Stock

                  For purposes of the Plan and Trust, (i) the fair market value of Company Stock that is readily tradable on an established securities market shall be the prevailing market price as of the last day of the Plan Year, and
(ii) the fair market value of Company Stock that is not readily tradable on an established securities market shall be determined, as of the last day of each Plan Year, by an independent appraiser, as defined in Section 401(a)(28) of the Code, in accordance with the terms of the Trust and the provisions of Section 3(18) of ERISA.


7.9 Stock Dividends, Stock Splits and Capital Reorganizations Affecting ESOP Shares

                  Shares of Company Stock received by the Trustee that are attributable to stock dividends, stock splits or to any reorganization or recapitalization of the Company shall be credited to the Unreleased Share Account, if attributable to shares held in that account, or shall be credited to the released share account (including Participants' ESOP Stock Accounts) if attributable to shares held in the released share account, so that the interests of Participants immediately after any such stock dividend, split, reorganization or recapitalization are the same as such interests immediately before such event.


7.10     ESOP Share Records

                  The Administrator shall maintain, or cause to be maintained, records as to the number and cost of shares of Company Stock acquired or transferred by or within the Trust in accordance with the applicable provisions of this Section 7.


7.11     Statement of Accounts

                  The Administrator will provide each Participant with a statement reflecting the balances in the Participant's Accounts under the Plan at such times as are established by the Administrator. No Participant, except a person authorized by the Company or the Administrator, shall have the right to inspect the records reflecting the Accounts of any other Participant.


7.12     Multiple Acquisition Loans

                  If more than one Acquisition Loan to the Trustee becomes outstanding at any time, the foregoing provisions of this Section 7 and other provisions of the Plan shall be modified by the Plan Administration to the extent it deems necessary or appropriate to reflect such additional Acquisition Loan or loans.

7.13     Allocation of Proceeds from Sale or Liquidation

                  (a) Proceeds with respect to Company Stock allocated to Participants' ESOP Stock Accounts as a result of sale or redemption of Company Stock or of distributions from liquidation of the Company resulting from sale or other disposition of substantially all of the Company's assets shall be allocated in the Plan Year in which such proceeds are received by the Trust.

                  (b) Proceeds with respect to Company Stock held in the Unreleased Share Account as a result of sale or redemption of Company Stock or of distributions from liquidation of the Company resulting from sale or other disposition of substantially all of the Company's assets shall be first applied to repayment of any outstanding Acquisition Loan with respect to such Company Stock in the Plan Year in which such proceeds are received by the Trust, any remaining proceeds shall be allocated in the Plan Year received by the Trust to the Participants' Accounts pro rata based on the Participant's ESOP Stock Account balances.


         SECTION 8     Contribution and Benefit Limitations


8.1      Contribution Limitations

                  For each Limitation Year (as defined below), the Annual Addition (as defined below) to a Participant's Accounts shall not exceed the lesser of $30,000 (as adjusted from time to time by the Commissioner of Internal Revenue) or twenty-five percent of the Participant's compensation for that Limitation Year (with compensation defined for this purpose under Code Section 415, and including any amount which is not includible in the gross income of the Participant by reason of Code Section 125 or 401(k)).

                  (a)      Definitions

                  The term "Limitation Year" means the Plan Year.

                  The term "Annual Addition" for any Limitation Year means the total amount of Employer Contributions, voluntary employee contributions and forfeitures allocated to the Accounts of a Participant under this Plan and any Related Defined Contribution Plan (as defined below) for a Plan Year, except that if, during any Plan Year that the Company is not an "S corporation," no more than one-third of the Employer Contributions which are deductible under Code section 404(a)(9) are allocated to the Accounts of Highly Compensated
Participants (as defined in subsection 8.3) during the Plan Year, then any Employer Contributions which are applied by the Trustee to pay interest on an Acquisition Loan, and any Financed Shares which are allocated as Forfeitures, shall not be included in computing Annual Additions. If the allocations to the Accounts of Highly Compensated Participants will exceed one-third of the Employer Contributions, the Plan Administrator may elect to reduce the allocations to the Highly Compensated Participants on a pro rata basis in an amount sufficient to meet the one-third standard. In the event that Employer Contributions and dividends are applied to the repayment of an Acquisition Loan and shares of Company Stock are released from the unreleased shares and allocated to the Participants' ESOP Stock Accounts, each Participant's Annual Addition for a Limitation Year based on the allocated shares of Company Stock shall be calculated as the lesser of: (i) the amount of contributions credited to the Participant's Accounts, or (ii) the fair market value of shares Company Stock credited to the Participant's Accounts.

                  The term "Related Defined Contribution Plan" means any defined contribution plan (as defined in section 414(i) of the Code) maintained by the Company or a Related Company.

                  (b) Corrections. If it is anticipated that a Participant's Annual Addition may exceed the limitations of this subsection, the Administrator may reduce a Participant's Annual Addition to the extent necessary to meet the above limitations. If any Employer Contributions cannot be allocated to a Participant's Accounts, the Administrator, in its complete discretion, shall first, to a Related Defined Contribution Plan, return salary reduction contributions made by the Participant and reduce employer contributions made for the Participant. If, after the return of all salary reduction contributions and the reduction of employer contributions to a Related Defined Contribution Plan, any Employer Contributions still cannot be allocated to a Participant's Accounts, the Administrator may, in its complete discretion, choose to (i) reallocate such Employer Contributions to other Participants pursuant to subsection 4.1, (ii) apply such Employer Contributions to reduce the Employer Contributions in succeeding Limitation Years in order of time, or (iii) credit such Employer Contributions to a "suspense account" pursuant to the authority and regulations of Treasury Regulation Section 1.415-6(b)(6).


8.2      Combining of Plans

                  In applying the limitations set forth in subsection 8.1, reference to this Plan shall mean this Plan and all other defined contribution plans (whether or not terminated) ever maintained by the Employers and the Controlled Group Members, and reference to a defined benefit plan maintained by an Employer shall include all defined benefit plans (whether or not terminated) ever maintained by the Employers and the Controlled Group Members. It is intended that in complying with the requirements of subsection 8.2, a Participant's benefits under this Plan shall be limited after the Participant's benefits under any other defined contribution plan maintained by the Employers are limited and after the Participant's benefits under any defined benefit plan maintained by the Employers are limited, unless such other plan provides otherwise.


8.3      Highly Compensated Participant

                  With  respect  to  any  Plan  Year,   A  "Highly   Compensated
Participant" means an eligible employee who is a highly compensated employee as defined in Section 414(q) of the Code, which includes any employee who:

                  (a) was at any time a 5 percent owner (as defined in Section 416(i) of the Code) of any Employer or any Controlled Group Member during the Plan Year or the preceding Plan Year, or;

                  (b)      for the preceding Plan Year:

                           (i) received compensation from an Employer or any Controlled Group Member in excess of $80,000 (which amount may be adjusted annually by the Secretary of Treasury), and

                           (ii)     if the Administrator elects, was in the top-
                                    paid   20%  group  of  employees  for   such
                                    preceding year.

                           A former employee will be considered a Highly Compensated Participant if such former employee was a Highly Compensated Participant either when he separated from service with the Employers, or at any time after he attained age 55. The determination of whether an employee is a Highly Compensated Participant will be made with reference to the definitions provided in Section 414(q) of the Code and any regulations issued by the Secretary of the Treasury thereunder (including any cost-of-living adjustments to the dollar figure above). For purposes of this subsection, an employee's compensation for a Plan Year shall be the employee's compensation for such Plan Year for services rendered to the Employers and the Controlled Group Members as reported on the employee's Federal wage and tax statement (Form W-2), but including the employee's elective deferral contributions made pursuant to Sections 125 and 401(k) of the Code (including income deferral contributions made under this Plan).


         SECTION 9     Period of Participation


9.1      Settlement Date

                  A Participant's "Settlement Date" will be the date on which his employment with the Employers and all Controlled Group Members is terminated because of the first to occur of the following events:

                  (a) Normal Retirement. The Participant retires or is retired from the employ of the Employers and the related companies on or after the date on which he attains age 65 years. A Participant's right to the balances in his Accounts shall be nonforfeitable on or after the date he attains age 65 ("Normal Retirement Age").

                  (b) Disability Retirement. The Participant is retired on account of a total and permanent disability when the Administrator determines that a physical or mental condition of a Participant, resulting from bodily injury, disease or mental disorder, renders the Participant incapable of continuing any gainful occupation for which the Participant is qualified for a period of at least 12 months and which condition constitutes a potentially permanent illness or injury as certified by a physician who has been approved by the Employer. This determination will be made in a nondiscriminatory manner to all Participants. A Participant's right to the balances in his Accounts shall be nonforfeitable on or after the date he retires due to disability.

                  (c)      Death.  The Participant's death.

                  (d) Resignation or Dismissal. The Participant resigns or is dismissed from the employ of the Employers and the related companies before retirement in accordance with subparagraph (a) or (b) next above.

If a Participant is transferred from employment with an Employer to employment with a Controlled Group Member that is not an Employer, then for purposes of determining when the Participant's Settlement Date occurs under this subsection, the Participant's employment with such Controlled Group Member (or any Controlled Group Member to which the Participant is subsequently transferred) shall be considered as employment with the Employers.


9.2      Restricted Participation

                  If: (i) a Participant's Settlement Date has occurred but full payment of all of the Participant's Account balances has not yet been made, or
(ii) a Participant transfers to a Controlled Group Member that is not an Employer under the Plan, the Participant or the Participant's Beneficiary will be treated as a Participant for purposes of the Plan, except as follows:

                  (a) The Participant (or Beneficiary) may not receive an allocation of any Employer Contributions or Financed Shares.

                  (b) The Participant's Beneficiary cannot designate a beneficiary under subsection 12.7.

If a Participant subsequently again satisfies the requirements for participation in the Plan, the Participant will become an Active Participant in the Plan on the date the Participant satisfies such requirements.


         SECTION 10    Vesting in Benefits; Forfeitures; Reinstatements


10.1     Fully Vested Benefits

                  If a Participant's employment with an Employer or a Controlled Group Member is terminated because the Participant retires, becomes disabled, or dies, under subparagraphs 9.1(a), (b) or (c), respectively, or if a Participant resigns or is dismissed from the employ of an Employer or a Controlled Group Member after completing five Years of Service, the balances in all of his Accounts as at the Accounting Date coincident with or next preceding his Settlement Date (after all adjustments required under the Plan as of that date have been made) shall be non-forfeitable and shall be distributable to him, or in the event of his death to his Beneficiary, under subsection 11.1.


10.2     Partially Vested Benefits

                  If a Participant resigns or is dismissed from the employ of an Employer or a Related Company under subparagraph 9(d) before completing five Years of Service, the balances in his ESOP Cash Account and ESOP Stock Account as of the Accounting Date coincident with or next following his Settlement Date (after all adjustments required under the Plan as of that date have been made) will each be reduced to an amount computed in accordance with the following schedule:

                  If the Participant's
                  Number of Years of                       The Percentage of His
                  Service Is:                                 Account Will Be:

                  Less than 1 year                                    0%
                  1 year but less than 2 years                       20%
                  2 years but less than 3 years                      40%
                  3 years but less than 4 years                      60%
                  4 years but less than 5 years                      80%
                  5 years or more                                   100%

The resulting balances in his ESOP Cash Account and ESOP Stock Account will be distributable to the Participant in the time and manner provided in subsections
7.4 and 7.5. If a Participant is completely unvested in his Accounts upon his Settlement Date, he will be deemed to have received a distribution and been cashed out as of the Accounting Date following his Settlement Date.


 10.3    Forfeiture Accounts and Forfeitures

                  The portion of a Participant's Accounts that are not distributable to him on his Settlement Date by reason of the provisions of subsection 10.2 shall be a "Forfeiture" on the earlier of the date the Participant receives a distribution of the entire vested portion of the Participant's Account, or the last day of the Plan Year in which the Participant terminates employment with the Employer. The amount deemed as Forfeitures will be allocated and credited as of the last day of the Plan Year in which the Participant terminates employment with the Employer in accordance with the provisions of subsection 4.1 based upon each Participant's Compensation for such Plan Year. Cash in the Participant's Accounts will be forfeited before Company Stock is forfeited.


10.4     Reinstatement

                  If the Participant returns to employment with an Employer or a Controlled Group Member prior to incurring five consecutive One Year Breaks in Service, and such Participant had received, or was deemed to have received, a distribution of his entire vested Accounts prior to his reemployment, his forfeited amounts shall be reinstated only if he repays the full amount distributed to him before the earlier of (i) five years after the first date on which the Participant is rehired by an Employer or a Controlled Group Member or
(ii) the close of the first period of five consecutive One Year Breaks in Service commencing after the distribution or, in the event of a deemed distribution, upon the reemployment of such Participant. In the event the Participant does repay the full amount distributed to him or, in the event of a deemed distribution, the undistributed portion of the Participant's Accounts must be restored in full.

                  If a former Participant returns to employment with an Employer or Controlled Group Member prior to incurring five consecutive One Year Breaks in Service but did not receive or was not deemed to have received a distribution of his vested Accounts, the entire unvested portion of his Accounts shall be restored to his Accounts to the extent this unvested amount had become a Forfeiture under the Plan.

                  The source of the restored amount shall be first from any Forfeitures occurring during the Plan Year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore the Forfeiture; provided, however, that if an Employer Contribution is made for such Plan Year, such contribution shall first be applied to restore any such amounts and the remainder shall be allocated in accordance with subsection 4.1.


         SECTION 11    Distributions Following Settlement Date


11.1     Manner of Distribution

                  Subject to the conditions set forth below, distribution of the balances in a Participant's ESOP Cash Account and ESOP Stock Account will be made to, or for the benefit of, the Participant or, in the case of the Participant's death, to or for the benefit of the Participant's Beneficiary, in the form, as elected by the Participant or the Participant's Beneficiary, as applicable, with the consent of the Administrator, of:

                  (a)      a lump sum;

                  (b)      installments over a period not  to exceed five years;
                           or

                  (c) installments over a period not exceeding the life expectancy of the Participant or the joint life expectancy of the Participant and his designated beneficiary; provided that, if such beneficiary is not the Participant's spouse and is more than 10 years younger than the Participant, the installments shall be paid over a period not exceeding the joint life expectancy of the Participant and a beneficiary 10 years younger than the Participant.

In the event distribution is made in the form of installments, the balance in the Participant's Accounts shall continue to be subject to appreciation, depreciation, income, gains and/or losses pursuant to subsection 7.5(d), until the final installment is paid. Distributions of the Participant's ESOP Cash Account shall be made in cash and distributions of the Participant's ESOP Stock Accounts shall be made in-kind in the form of shares of Company Stock, except for fractional shares which shall be paid in cash.


11.2     Determination of Account Balances

                  After a Participant's Settlement Date has occurred and pending complete distribution of the Participant's Account balances, the Participant's Accounts will be held under the Plan and will be subject to adjustment under
Section 7. For purposes of subsection 11.1, a Participant's Account balances will be determined as of the regular Accounting Date coincident with or immediately preceding the date of distribution of the Participant's Accounts.


11.3     Reinvestment of ESOP Stock Account

                  In any year that a Participant who has terminated employment with the Employers ("Inactive Participant") has shares of Company Stock in his ESOP Stock Account, the Administrator may, in its discretion, use any cash or other liquid assets held in the ESOP Cash Accounts of Participants who are actively employed by the Employers ("Active Participants") to purchase the shares of Company Stock held in the Inactive Participant's ESOP Stock Account, based on the most recent fair market value. Such purchase shall be made pro rata based on the Active Participants' ESOP Cash Account balances. In the event that there is not sufficient cash or other liquid assets in the Active Participants' ESOP Cash Account to purchase all of the shares of Company Stock in the Inactive Participants' ESOP Stock Accounts, the purchase shall be pro rata based upon the Inactive Participants' ESOP Stock Accounts. The proceeds of the shares of Company Stock purchased from an Inactive Participant's ESOP Stock Account shall be held in a special "Liquidated ESOP Stock Account" on behalf of the Inactive Participant and invested in the same manner as the Participants' ESOP Cash Accounts. The provisions of this subsection 11.3 apply only during such period that the Company Stock held in the Trust is not readily tradeable on an established securities market.


11.4     Timing of Distributions

                  Distribution of the balance of a Participant's Accounts shall be made or shall commence as follows:

                  (a) Distribution of Accounts. Distribution of a Participant's ESOP Stock Account and ESOP Cash Account balances will be made or shall commence as follows, unless an earlier date is required by subparagraph (b) or (c) below.

                           (i) Distributions Upon Retirement, Death or Disability. If a Participant retires, becomes disabled, or dies (as described in subparagraphs 9.1(a), (b) or (c)) while in the employ of an Employer or a Controlled Group Member, distributions will be made or will commence as soon as practicable following the Participant's Settlement Date.

                           (ii) Distributions Upon Resignation or Dismissal. If a Participant's Settlement Date occurs under subparagraph 9.1(d), distribution of the Participant's Accounts will be made or will commence as soon as is practicable after the close of the Plan Year following the Plan Year in which the Participant's Settlement Date occurs, unless the Participant elects a later date.

                  (b) Mandatory Cash-Outs; Consent. Notwithstanding any other provision of this Section 11, if a Participant's vested Account balances total $5,000 or less at any time at or after his Settlement Date, the Participant (or the Participant's Beneficiary) shall receive an immediate lump sum payment of such amount. Such distribution shall be made as soon as practicable after the Participant's Settlement Date. If the present value of a Participant's entire vested benefit under the Plan is zero, the Participant shall be deemed to have received a distribution of such vested benefit. If a Participant's vested Account balances exceed $5,000 at any time, distributions may not be made to the Participant before age 65 without the Participant's consent.

                  (c) Required Commencement Date. Irrespective of any contrary provision of the Plan, distribution of the Account balance of a Participant shall be made or shall commence by April 1 of the calendar year next following the later of: (i) the calendar year on which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant's Settlement Date occurs ("Required Commencement Date"); provided, however, that the Required Commencement Date of a Participant who is a five-percent owner (as defined in Code Section 416) of an Employer or Controlled Group Member in the calendar year in which the Participant attains age 70 1/2shall be April 1 of the calendar year next following the calendar year in which the Participant attains age 70 1/2.

                  If a Participant dies before the Participant's Required Commencement Date, the Participant's benefits must be distributed over a period not exceeding the greater of: (A) five years from the death of the Participant;
(B) in the case of payments to a Designated Beneficiary other than the Participant's Spouse, the life expectancy of such Beneficiary, provided payments begin within one year of the Participant's death (or such later date as may be prescribed under Treasury Regulations); or (C) in the case of payments to the Participant's Spouse, the life expectancy of such Spouse, provided payments begin by the date the Participant would have attained age 70 1/2. If a Participant dies after the Participant's Required Commencement Date, the remaining portion of the Participant's benefits will be distributed at least as rapidly as under the method of distribution in effect at the Participant's death.

                  A Participant who is not a 5 percent owner and who attains age 70 1/2 while still employed by an Employer or a Controlled Group Member may elect to receive a distribution commencing April 1 of the calendar year next following the calendar year in which he attains age 70 1/2.


11.5     Direct Rollovers

                  Certain individuals who are to receive distributions under the Plan may elect that such distributions be paid in the form of a direct rollover (as described in Section 401(a)(31) of the Code and the regulations thereunder) to the Trustee or custodian of a plan eligible to accept direct rollovers, subject to the following:

                  (a) Eligible Rollover Distribution. A distribution may be paid in a direct rollover under this subsection only if the distribution constitutes an Eligible Rollover Distribution. An "Eligible Rollover Distribution" means a distribution under the Plan to an Eligible Distributee (as defined below) other than: (i) a distribution that is one of a series of substantially equal payments made annually or more frequently either over the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and his Designated Beneficiary or over a specified period of ten years or more, (ii) a distribution required under subsection 11.4(d) to meet the minimum distribution requirements of Section 401(a)(9) of the Code, or (iii) a distribution excluded from the definition of an Eligible Rollover Distribution under applicable Treasury Regulations. Notwithstanding the immediately preceding sentence, an Eligible Rollover Distribution includes only those amounts that would be includible in the gross income of the Eligible Distributee if such amounts were not rolled over to another plan as provided under Section 402(c) of the Code.

                           During any period that the Company is taxed as an "S corporation," an Eligible Rollover shall mean only cash distributions. Distributions in the form of shares of Company Stock will not be eligible to be rolled over directly, however, Participants may roll over the cash proceeds from the sale of the shares in accordance with Section 12.2.

                  (b)      Eligible Distributee.  An  "Eligible Distributee" is:
                           (i) a Participant, (ii) a Participant's surviving Spouse who is entitled to receive payment of the Participant's Account balances after the Participant's death, or (iii) the Spouse or former spouse of a Participant who is an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code).

                  (c) Eligible Retirement Plan. A direct rollover of an Eligible Rollover Distribution may be made to no more than one Eligible Retirement Plan. Except as otherwise provided below, an "Eligible Retirement Plan" is: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), (iii) an annuity plan described in Section 403(a) of the Code, or (iv) a plan qualified under
                           Section 401(a) of the Code that by its terms permits the acceptance of rollover contributions. With respect to the surviving Spouse of a deceased Participant who is entitled to receive a distribution of the Participant's Accounts, an "Eligible Retirement Plan" shall mean only an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in
                           Section 408(b) of the Code (other than an endowment contract).

                  (d) Minimum Amounts. An Eligible Distributee may elect a direct rollover of all or a portion of an Eligible Rollover Distribution only if the total amount of the Eligible Rollover Distributions expected to be received by the Eligible Distributee during the Plan Year is $200 or more (or such lesser amount as the Administrator may establish). An Eligible Distributee may elect payment of a portion of an Eligible Rollover Distribution as a direct rollover and may receive directly the remainder of such distribution, provided that the amount paid by direct rollover is at least $500 (or such lesser amount as the Administrator may establish).

                  (e) Elections. An Eligible Distributee's election of a direct rollover pursuant to this subsection must be in writing on a form designated by the Administrator and must be filed with the Administrator at such time and in such manner as the Administrator shall determine. The Administrator shall establish such rules and procedures as it deems necessary to provide for distributions by means of direct rollover.


11.6     Immediate Distributions to Alternate Payees

                  The Administrator shall direct distribution of the amount of a Participant's Account balances assigned to an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) on the earliest date specified in such qualified domestic relations order, without regard to whether such payments commence prior to the Participant's earliest retirement age (as defined in Section 414(p)(4)(B) of the Code).


11.7     Designation of Beneficiary

                  Each Participant may designate any person or persons (who may be designated concurrently, contingently or successively) to whom the Participant's benefits are to be paid if the Participant dies before the Participant receives all of Participant's benefits. A beneficiary designation must be made on a form furnished by the Administrator for this purpose, and the Participant must sign such form. A beneficiary designation form will be effective only when the form is filed with the Administrator while the Participant is alive and will cancel all the Participant's beneficiary designation forms previously filed with the Administrator.

                  Notwithstanding the foregoing provisions of this subsection and any beneficiary designation filed with the Administrator in accordance with this subsection, if a Participant dies and has a surviving Spouse at the Participant's date of death, the Account balances described in the preceding sentence shall be payable in full to the Participant's surviving Spouse in accordance with this Section 11 (treating such surviving Spouse as the Participant's Beneficiary), unless prior to the Participant's death, the following requirements were met:

                  (a)      The  Participant  elected   that  the   Participant's
                           benefits under the Plan be paid to a person other than the Participant's surviving Spouse;

                  (b) The Participant's Spouse consented in writing to such election;

                  (c) The Spouse's consent acknowledged the effect of such election and was witnessed by a notary public; and

                  (d) Such election designates a beneficiary that may not be changed without further spousal consent, unless the Spouse executed a general written consent expressly permitting changes of the beneficiary without any requirement of further consent of the Spouse.

                  For purposes of the Plan, and subject to the provisions of any qualified domestic relations order (as defined in Section 414(p) of the Code), a Participant's "Spouse" means the person to whom the Participant is legally married at the earlier of the date of the Participant's death or the date payment of the Participant's benefits commenced and who is living at the date of the Participant's death.

                  If a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary dies before the Participant or before complete payment of the Participant's benefits, the Participant's benefits shall be distributed to the Participant's Spouse, or if there is none, the Administrator, in its discretion, may direct the Trustee to pay the Participant's benefits as follows:

                  (e) To or for the benefit of any one or more of the Participant's relatives by blood, adoption or marriage and in such proportions as the Administrator determines; or

                  (f) To the legal representative or representatives of the estate of the last to die of the Participant and the Participant's Designated Beneficiary.

The term "Designated Beneficiary" or "Beneficiary" as used in the Plan means the natural or legal person or persons designated by a Participant as the Participant's beneficiary under the last effective beneficiary designation form filed with the Administrator under this subsection and to whom the Participant's benefits would be payable under this subsection.


11.8     Missing Participants or Beneficiaries

                  Each Participant and each Designated Beneficiary must file with the Administrator from time to time in writing his post office address and each change of post office address. If a Participant dies before the Participant receives all of the Participant's vested Account balances, the Participant's Beneficiary must file any change in his post office address with the Administrator. Any communication, statement or notice addressed to a Participant or Beneficiary at the last post office address filed with the Administrator, or if no address is filed with the Administrator then, in the case of a Participant, at the Participant's last post office address as shown on the Employers' records, will be binding on the Participant and the Participant's Beneficiary for all purposes of the Plan. The Employers, the Trustee, and the Administrator shall not be required to search for or locate a Participant or Beneficiary. If the Administrator notifies a Participant or Beneficiary that the Participant or Beneficiary is entitled to a payment and also notifies the Participant or Beneficiary of the provisions of this subsection, and the Participant or Beneficiary fails to claim his benefits or make his whereabouts known to the Administrator within three years after the notification, the benefits of the Participant or Beneficiary may be disposed of, to the extent permitted by applicable law, as follows:

                  (a) If the whereabouts of the Participant then are unknown to the Administrator but the whereabouts of the Participant's Spouse then are known to the Administrator, payment may be made to the Spouse;

                  (b) If the whereabouts of the Participant and the Participant's Spouse, if any, then are unknown to the Administrator but the whereabouts of the Participant's Designated Beneficiary then are known to the Administrator, payment may be made to the Designated Beneficiary;

                  (c) If the whereabouts of the Participant, the Participant's Spouse and the Participant's Designated Beneficiary then are unknown to the Administrator but the whereabouts of one or more relatives by blood, adoption or marriage of the Participant are known to the Administrator, the Administrator may direct the Trustee to pay the Participant's benefits to one or more of such relatives and in such proportions as the Administrator decides; or

                  (d) If the whereabouts of such relatives and the Participant's Designated Beneficiary then are unknown to the Administrator, the benefits of such Participant or Beneficiary may be disposed of in an equitable manner permitted by law under rules adopted by the Administrator.


11.9     Facility of Payment

                  When a person entitled to benefits under the Plan is under legal disability, or, in the Administrator's opinion, is in any way incapacitated so as to be unable to manage the person's financial affairs, the Administrator may direct the Trustee to pay the benefits to such person's legal representative. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment under the Plan.


11.10    In-Service Withdrawal

                  A Participant who has completed five (5) Years of Service with an Employer may withdraw ten percent (10%) of his or her vested account balances by submitting a request for such withdrawal in such form and in such manner as the Administrator may determine. A Participant may only request one such withdrawal in any twelve-month period. The Administrator may promulgate such additional rules and regulations governing in-service withdrawals as it deems appropriate from time to time.

         SECTION 12    Rights, Restrictions, and Options on Company Stock


12.1     Right of First Refusal

                  Subject to the provisions of the last sentence of this subsection, shares of Company Stock distributed to Participants shall be subject to a "Right of First Refusal." The Right of First Refusal shall provide that, prior to any subsequent transfer, the Participant (or the Participant's Beneficiary) must first make a written offer of such Company Stock to the Trust and to the Company at the then fair market value of such Company Stock. The Trust shall have the first priority to exercise the right to purchase the Company Stock, and then the Company shall have second priority to exercise the right. A bona fide written offer from an independent prospective buyer shall be deemed to be the fair market value of such Company Stock for this purpose, unless the value per share, as determined by the independent appraiser as of the December 31 Accounting Date of the preceding Plan Year, is greater. The Company and the Trust shall have a total of 14 days (from the date the offer is first received by the Company or the Trust) to exercise the Right of First Refusal on the same terms offered by the prospective buyer. A Participant (or the Participant's Beneficiary) entitled to a distribution of Company Stock may be required to execute an appropriate stock transfer agreement (evidencing the Right of First Refusal) prior to receiving a certificate for Company Stock.

                  No Right of First Refusal shall be exercisable by reason of any of the following transfers:

                  (a) The transfer upon disposition of any such shares by any legal representative, heir or legatee, but the shares shall remain subject to the Right of First Refusal;

                  (b)      The  transfer  by  a  Participant or a  Participant's
                           Beneficiary  in   accordance   with  the  Put  Option
                           pursuant to subsection 12.2; or

                  (c) The transfer while Company Stock is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act of 1934.


12.2     Put Option

                  The Company shall issue a "Put Option" to each Participant (or each Participant's Beneficiary) who receives a distribution of Company Stock if, at the time of such distribution, Company Stock is not then readily tradable on an established market, as defined in Section 409(h) of the Code and the regulations thereunder. The Put Option shall permit the Participant (or the Participant's Beneficiary) to sell such Company Stock at its then fair market value, as determined by an independent appraiser, in accordance with the provisions of Section 401(a)(28)(C) of the Code, to the Company at any time during the sixty-day period commencing on the date the Company Stock was distributed to the Participant (or the Participant's Beneficiary), and, if not exercised within that period, the Put Option will temporarily lapse. The Administrator, in its sole discretion, may extend the sixty-day period referred to in the immediately preceding sentence if such an extension is necessary in order for the Company Stock to be valued by an independent appraiser as of the applicable Accounting Date coincident with or immediately preceding the date the Company Stock was distributed to the recipient. As of the quarterly Accounting Date coincident with or immediately preceding the Plan Year in which such temporary lapse of the Put Option occurs, the independent appraiser shall determine the value of the Company Stock in accordance with the provisions of
Section 401(a)(28)(C) of the Code, and the Administrator shall notify each distributee who did not exercise the initial Put Option prior to its temporary lapse in the preceding Plan Year of the revised value of the Company Stock. The time during which the Put Option may be exercised shall recommence on the date such notice or revaluation is given and shall permanently terminate sixty days thereafter. The Trustee may be permitted by the Company to purchase Company Stock put to the Company under a Put Option. At the option of the Administrator or the Trustee, as the case may be, the payment for Company Stock sold pursuant to a Put Option shall be made, as determined in the discretion of the Administrator or the Trustee, as the case may be, in the following forms:

                  (a) If a Participant's ESOP Stock Account is distributed in a total distribution (that is, a distribution within one taxable year of the balance to the credit of the Participant's ESOP Stock Account), then payment for such Company Stock may be made with a promissory note that provides for substantially equal annual installments commencing within thirty days from the date of the exercise of the Put Option and over a period not exceeding five years, with interest payable at a reasonable rate (as determined by the Administrator) on any unpaid installment balance, with adequate security provided, and without penalty for any prepayment of such installments; or

                  (b)      In a lump   sum no later than  thirty days after such
                           Participant exercises the Put Option.

                  At the direction of the Administrator, the Trustee on behalf of the Trust may offer to purchase any shares of Company Stock (which are not sold pursuant to a Put Option) from any former Participant or Beneficiary at any time in the future, at their then fair market value.

                  If the Company's charter or by-laws restrict ownership of substantially all of the outstanding Company Stock to employees and the Trust or the Company has elected to be taxed as an "S corporation" under Code Section 1361, then shares of Company Stock distributed to a Participant (or his Beneficiary) must be immediately sold to the Company in accordance with subsection 11.1 and the Participant will not be entitled to the two 60-day put periods.


12.3     Share Legend

                  Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws.


12.4     Nonterminable Rights

                  The provisions of this Section 12 shall continue to be applicable to shares of Company Stock even if the applicable portion of the Plan ceases to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code.

         SECTION 13    Voting and Tendering of Company Stock

                  The voting of Company Stock held in the Trust, and if a tender offer is made for Company Stock, the tendering of such shares, shall be subject to the provisions of ERISA and the following provisions, to the extent such provisions are not inconsistent with ERISA:

                  (a) Allocated Shares. For purposes of this Section, shares of Company Stock shall be deemed to be allocated and credited to a Participant's ESOP Stock Account in an amount to be determined based on the balance in such account on the Accounting Date coincident with or next preceding the record date of any vote or tender offer.

                  (b) Voting of Company Stock. If the shares of Company Stock are a registration-type class of securities, as defined in Section 409(e)(4) of the Code, each Participant (or, in the event of the Participant's death, the Participant's Beneficiary) shall have the right to direct the Trustee as to the manner in which whole and partial shares of Company Stock allocated to the Participant's ESOP Stock Account are to be voted on each matter brought before an annual or special stockholders' meeting. Before each such meeting of stockholders, the Trustee shall furnish to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form requesting directions on how such shares of Company Stock allocated to such Participant's Account shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall, on each such matter, vote as directed the number of shares (including fractional shares) of Company Stock allocated to such Participant's Account, and the Trustee shall have no discretion in such matter. The directions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of Company or any Affiliate. The Trustee shall vote allocated shares for which it has not received direction and unallocated shares of Company Stock in the same proportion as directed shares are voted, and shall have no discretion in such matter except as otherwise provided in accordance with ERISA.

                  (c) Tendering of Company Stock. In the event of a tender offer for shares of Company Stock held by the Trust, the Trustee shall tender the shares in its sole discretion, subject to the fiduciary duties under ERISA.

In carrying out its responsibilities under this Section, the Trustee may rely on information furnished to it by the Administrator, including the names and current addresses of Participants, the number of shares of Company Stock allocated to their Accounts, and the number of shares of Company Stock held by the Trustee that have not yet been allocated.


         SECTION 14    General Provisions


14.1     Interests Not Transferable

                  The interests of Participants and their beneficiaries under the Plan are not in any way subject to their debts or other obligations and, except as may be required by the tax withholding provisions of the Code or any state's income tax act, may not be voluntarily or involuntarily sold, transferred, alienated or assigned. Notwithstanding the foregoing, the Plan shall comply with any domestic relations order that, in accordance with procedures established by the Administrator, is determined to be a qualified domestic relations order (as defined in Section 414(p)(1)(A) of the Code).


14.2     Absence of Guaranty

                  The Administrator, the Employers, and the Trustee do not in any way guarantee the Trust from loss or depreciation. The liability of the Administrator or the Trustee to make any payment under the Plan will be limited to the assets held by the Trustee that are available for that purpose.


14.3     Employment Rights

                  The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of an Employer, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.


14.4     Litigation by Participants or other Persons

                  To the extent permitted by law, if a legal action against the Trustee, an Employer, or the Administrator by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a Participant's or Beneficiary's benefits, the cost to the Trustee, an Employer, or the Administrator of defending the action will be charged, to the extent possible, to the sums, if any, that were involved in the action or were payable to the Participant or Beneficiary concerned.


14.5     Evidence

                  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.


14.6     Waiver of Notice

                  Any notice required under the Plan may be waived by the person entitled to such notice.


14.7     Controlling Law

                  To the extent not superseded by the laws of the United States, the laws of Vermong shall be controlling in all matters relating to the Plan.


14.8     Statutory References

                  Any reference in the Plan to the "Code" means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. Any reference in the Plan to a section of the Code or ERISA, or to a section of any other Federal law, shall include any comparable section or sections of any future legislation that amends, supplements or supersedes that section.


14.9     Severability

                  In case any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.


14.10    Additional Employers

                  With the consent of the Company, any Controlled Group Member described in subsection 1.5 may, by filing with the Company a written instrument to that effect, become an Employer hereunder by adopting the Plan and becoming a party to the Trust agreement.


14.11    Action By Employers

                  Any action authorized or required to be taken by the Company or an Employer under the Plan shall be by resolution of its board of directors, by resolution of a duly authorized committee of its board of directors, or by a person or persons authorized by resolution of its board of directors or such committee.


14.12    Gender and Number

                  Where the context admits, words in the masculine gender include the feminine and neuter genders, the plural includes the singular, and the singular includes the plural.


14.13    Examination of Documents

                  Copies of the Plan and Trust agreement, and any amendments thereto, are on file at the Human Resources office of the Company where they may be examined by any Participant or other person entitled to benefits under the Plan during normal business hours.


14.14    Fiduciary Responsibilities

                  It is specifically intended that all provisions of the Plan shall be applied so that all fiduciaries with respect to the Plan shall be required to meet the prudence and other requirements and responsibilities of applicable law to the extent such requirements or responsibilities apply to them. In general, a fiduciary shall discharge the fiduciary's duties with respect to the Plan and the Trust solely in the interests of Participants and beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.


14.15    Indemnification

                  To the extent permitted by law, any member or former member of the Administrator, any person who was, is or becomes an officer or director of the Company, an Employer, or a Controlled Group Member or any employee of an Employer to whom the Administrator or any Employer has delegated any portion of its responsibilities under the Plan, and each of them, shall be indemnified and saved harmless by the Employers (to the extent not indemnified or saved harmless under any liability insurance contract or other indemnification arrangement with respect to the Plan) from and against any and all liability to which the Administrator and such other persons may be subject by reason of any act done or omitted to be done in good faith with respect to the administration of the Plan and the Trust, including all expenses reasonably incurred in their defense in the event that the Employers failed to provide such defense after having been requested in writing to do so.


14.16    Automated Voice Response Systems, Computer Systems

                  The   Administrator,   in  its   discretion,   may   authorize
Participants to make various requests for information, elections and other transactions under the Plan through the use of one or more of the following methods: (a) written communications, (b) telephonic, automated voice response system, (c) computer network, or (d) any other method designated by the Administrator.

         SECTION 15    Restrictions  as  to  Reversion  of  Trust  Assets to the
                       Employers

                  The Employers shall have no right, title or interest in the assets of the Trust, except as may be provided in a pledge agreement entered into between an Employer and the Trustee in connection with an Acquisition Loan (a "Pledge Agreement"). No part of the assets of the Trust at any time will revert or will be repaid to the Employers, directly or indirectly, except as follows:

                  (a) If the Internal Revenue Service initially determines that the Plan, as applied to an Employer, does not meet the requirements of a qualified plan under
                           Section 401(a) of the Code, the assets of the Trust attributable to contributions made by the Employer under the Plan shall be returned to the Employer within one year of the date of denial of qualification of the Plan as applied to the Employer.

                  (b) If a contribution or a portion of a contribution is made by an Employer as a result of a mistake of fact, such contribution or portion of a contribution shall not be considered to have been contributed to the Trust by the Employer and, after having been reduced by any losses of the Trust allocable thereto, shall be returned to the Employer within one year of the date the amount is paid to the Trust.

                  (c) If a contribution made by an Employer is conditioned upon the deductibility of such contribution as an expense for Federal income tax purposes, to the extent the deduction for the contribution made by the Employer is disallowed, such contribution, or portion of such contribution, after having been reduced by any losses of the Trust allocable thereto, shall be returned to the Employer within one year of the date of disallowance of the deduction.

                  (d) If there is a default on an Acquisition Loan, an Employer may exercise its rights under the Pledge Agreement with respect to the shares of Company Stock subject to the Pledge Agreement (including, but not limited to, the sale of pledged shares, the transfer of pledged shares to the Employer, and the registration of pledged shares in the Employer's name).

Contributions may be returned to an Employer pursuant to subparagraph (a) above only if they are conditioned upon initial qualification of the Plan as applied to that Employer and an application for determination was made by the time prescribed by law for filing the Employer's Federal income tax return for the taxable year in which the Plan was adopted (or such later date as the Secretary of the Treasury may prescribe). In no event may the return of a contribution pursuant to subparagraph (b) or (c) above cause any Participant's Account balances to be less than the amount of such balances had the contribution not been made under the Plan.

         SECTION 16    Amendment and Termination


16.1     Amendment

                  While the Company expects and intends to continue the Plan, the Company reserves the right to amend the Plan from time to time by action of the Board of Directors. Notwithstanding the foregoing:

                  (a)      An   amendment  may   not   change  the  duties   and
                           liabilities  of  the  Administrator  or  the  Trustee
                           without the consent of the Administrator or the Trustee, whichever is applicable;

                  (b) An amendment shall not reduce the value of a Participant's nonforfeitable benefits accrued prior to the later of the adoption or the effective date of the amendment; and

                  (c) Except as provided in Section 15, under no condition shall any amendment result in the return or repayment to the Employers of any part of the Trust or the income therefrom or result in the distribution of the Trust for the benefit of anyone other than employees and former employees of the Employers and any other persons entitled to benefits under the Plan.

The Administrator shall notify the Trustee of any amendment of the Plan within a reasonable period of time.


16.2     Termination

                  The Plan will terminate as to all Employers on any date specified by the Company if thirty days advance written notice of the termination is given to the Administrator, the Trustee and the other Employers. The Plan will terminate as to an individual Employer on the first to occur of the following:

                  (a) The date it is terminated by that Employer if thirty days advance written notice of the termination is given to the Administrator, the Trustee and the other Employers.

                  (b)      The  date  that   Employer  is   judicially  declared
                           bankrupt or insolvent.

                  (c) The date that Employer completely discontinues its contributions under the Plan.

                  (d) The dissolution, merger, consolidation or reorganization of that Employer or the sale by that Employer of all or substantially all of its assets, except that:

                           (i) in any such event, arrangements may be made with the consent of the Company whereby the Plan will be continued by any purchaser of all or substantially all of its assets, in which case the successor or purchaser will be substituted for that Employer under the Plan and the Trust agreement; and

                           (ii) if an Employer is merged, dissolved or in any other way reorganized into, or consolidated with, any other Employer, the Plan as applied to the former Employer will automatically continue in effect without a termination thereof.


16.3     Nonforfeitability and Distribution on Termination

                  On termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such termination, after all adjustments then required have been made, shall be nonforfeitable. The Administrator shall specify the date of such termination or partial termination as a Special Accounting Date. If an ESOP is terminated, affected employees become 100% vested in their account balances, regardless of their years of service. As soon as practicable after all adjustments required as of that date have been made to the Account balances of Participants, the Administrator shall direct the Trustee to distribute to each such affected Participant his benefits under the Plan in one lump sum provided the Participant is no longer employed by an Employer or a Controlled Group Member. All appropriate provisions of the Plan will continue to apply until the Account balances of all such Participants have been distributed under the Plan.


16.4     Notice of Termination

                  Participants will be notified of the termination of the Plan within a reasonable time.


16.5     Plan Merger, Consolidation, Etc.

                  In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant's benefits (if the Plan terminated immediately after such merger, consolidation or transfer) shall be equal to or greater than the benefits the Participant would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

         SECTION 17    Administration


17.1     The Administrator

                  As provided in subsection 1.4, the Plan is administered by a committee consisting of three or more persons (who may but need not be employees of the employers) appointed by the Company. The Secretary of the Company shall certify to the trustee from time to time the appointment to (and termination of) office of the committee and the person who is selected as secretary of the committee.


17.2     The Administrator's General Powers, Rights, and Duties

                  The Administrator shall have all the powers necessary and appropriate to discharge its duties under the Plan, which powers shall be exercised in the sole and absolute discretion of the Administrator, including, but not limited to, the following:

                  (a) To construe and interpret the provisions of the Plan and to make factual determinations thereunder, including the power to determine the rights or eligibility under the Plan of employees, Participants, or any other persons, and the amounts of their benefits (if any) under the Plan, and to remedy ambiguities, inconsistencies or omissions, and such determinations by the Administrator shall be binding on all parties.

                  (b) To adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan and Trust agreement.

                  (c) To enforce the Plan in accordance with the terms of the Plan and the Trust and in accordance with the rules and regulations the Administrator has adopted.

                  (d)      To  direct  the  Trustee   as  respects  payments  or
                           distributions from the Trust in accordance with the provisions of the Plan.

                  (e) To furnish the Employers with such information as may be required by them for tax or other purposes in connection with the Plan.

                  (f) As directed by the Trustee, to employ agents, attorneys, accountants, actuaries or other persons (who also may be employed by the Employers) and to allocate or delegate to them such powers, rights and duties as the Administrator may consider necessary or advisable to properly carry out administration of the Plan, provided that such allocation or delegation and the acceptance thereof by such agents, attorneys, accountants, actuaries or other persons, shall be in writing.

                  (g) As directed by the Trustee, to appoint an investment manager as defined in section 3(38) of ERISA to manage (with power to acquire and dispose of) the assets of the Plan, which investment manager may or may not be a subsidiary of the Company, and to delegate to any such investment manager all of the powers, authorities and discretions granted to the Administrator hereunder or under the Trust agreement (including the power to delegate and the power, with prior notice to the Administrator, to appoint an investment manager), in which event, any direction to the Trustee from any duly appointed investment manager with respect to the acquisition, retention or disposition of Plan assets shall have the same force and effect as if such direction had been given by the Administrator, and to remove any investment manager; provided, however, that the power and authority to manage, acquire, or dispose of any asset of the Plan shall not be delegated except to an investment manager, and provided further that the acceptance by any investment manager of such appointment and delegation shall be in writing, and the Administrator shall give notice to the Trustee, in writing, of any appointment of, delegation to or removal of an investment manager.


17.3     Interested Administrator Member

                  If a member of the Administrator is also a Participant in the Plan, the Administrator member may not decide or determine any matter or question concerning distributions of any kind to be made to the Administrator member or the nature or mode of settlement of the Administrator member's benefits, unless such decision or determination could be made by the Administrator member under the Plan if the Administrator member were not serving on the Administrator.


17.4     Administrator Expenses

                  All costs, charges and expenses reasonably incurred by the Administrator will be paid by the Company to the extent not paid from the assets of the Trust. No compensation will be paid to a member of the Administrator as such.


17.5     Uniform Rules

                  The Administrator shall administer the Plan on a reasonable and nondiscriminatory basis and shall apply uniform rules to all persons similarly situated.


17.6     Information Required by the Administrator

                  Each person entitled to benefits under the Plan shall furnish the Administrator with such documents, evidence, data or information as the Administrator considers necessary or desirable for the purpose of administering the Plan. The Employers shall furnish the Administrator with such data and information as the Administrator may deem necessary or desirable in order to administer the Plan. The records of the Employers as to an employee's or a Participant's period of employment, Hours of Service, termination of employment and the reason therefore, leave of absence, reemployment and Compensation will be conclusive on all persons unless determined to the Administrator's satisfaction to be incorrect.


17.7     Review of Benefit Determinations

                  The Administrator will provide notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan is denied, and the Administrator shall afford such Participant or Beneficiary a full and fair review of its decision if so requested.


17.8     Administrator's Decision Final

                  Subject to applicable law, any interpretation of the provisions of the Plan and any decisions on any matter within the discretion of the Administrator made by the Administrator in good faith shall be binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Administrator shall make such adjustment on account thereof as it considers equitable and practicable.


17.9     Denial Procedure and Appeal Process

                  If a Participant, Beneficiary or any other person who believes he may be entitled to benefits under the Plan (a "Claimant") has an unresolved question about eligibility for benefits, the form of benefits, or the amount of benefits to be received or being received under the Plan after consulting with the Administrator or its representatives, a formal review of the situation may be requested in writing of the Administrator within sixty days after receiving notification of the Claimant's Plan benefits or an estimate of the Claimant's Plan benefits. A review decision will be made within sixty days after receipt of such request (one hundred twenty days in special circumstances) and the Claimant will be informed of the decision within ninety days after receipt of such request (one hundred eighty days in special circumstances). However, if the Claimant is not informed of the decision within the period described above, the Claimant may request a further review by the Administrator as described below as if the Claimant had received notice of an adverse decision at the end of that period. The decision will be written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for any denial of a benefit or benefit option, specific reference to pertinent Plan provisions on which such denial is based, a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure. The Claimant also shall be advised that the Claimant or the Claimant's duly authorized representative may request a further review by the Administrator of the decision denying the claim by filing with the Administrator within sixty days after such notice has been received by the Claimant a written request for such review and that Claimant may review pertinent documents, and submit issues and comments in writing, within the same sixty-day period. If such request is so filed, such review shall be made by the Administrator within sixty days after receipt of such request, unless special circumstances require an extension of time for processing in which case the review will be completed and decision rendered within one hundred twenty days. The Claimant shall be given written notice of the decision which shall include specific reasons for the decision, and specific references to the pertinent Plan provisions on which the decision is based, and such decision by the Administrator shall be final and shall terminate the review process.


17.10    Powers and Responsibilities of the Company

                  (a) The Company shall be empowered to appoint and remove the Trustee and the Administrator from time to time.

                  (b) The Company shall establish a "funding policy and method," consistent with the objectives of this Plan and with the requirements of Title I of the Act and the purpose of the Plan which is to invest primarily in Company Stock.

                  (c) The Company shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Company or by a qualified person specifically designated by the Company, through day-to-day conduct and evaluation, or through other appropriate ways.

                  (d) The Company will furnish Plan Fiduciaries and Participants with notices and information statements when voting rights must be exercised pursuant to
                           Section 13.

                  (e) The Company will have authority to amend or terminate the Plan, or to merge or consolidate the Plan with, or transfer all or part of the assets or liabilities to, any other Plan.


         SECTION 18    Special Rules Applicable When Plan is Top-Heavy


18.1     Purpose and Effect

                  The purpose of this Section 18 is to comply with the requirements of Section 416 of the Code. The provisions of this Section 18 are effective for each Plan Year beginning on or after the Effective Date in which the Plan is a "Top-Heavy Plan" within the meaning of Section 416(g) of the Code.


18.2     Top-Heavy Plan

                  In general, the Plan will be a Top-Heavy Plan for any Plan Year if, as of the "Determination Date" (that is, the last day of the preceding Plan Year), the sum of the amounts in subparagraphs (a), (b) and (c) below for Key Employees (as defined generally below and in Section 416(i)(1) of the Code) exceeds sixty percent of the sum of such amounts for all employees who are covered by this Plan or by a defined contribution plan or defined benefit plan that is aggregated with this Plan in accordance with subsection 18.4:

                  (a) The aggregate account balances of Participants under this Plan.

                  (b) The aggregate account balances of Participants under any other defined contribution plan included under subsection 18.4.

                  (c) The present value of the cumulative accrued benefits of Participants calculated under any defined benefit plan included in subsection 18.4.

In making the foregoing determination: (i) a Participant's account balances or cumulative accrued benefits shall be increased by the aggregate distributions, if any, made with respect to the Participant during the 5-year period ending on the Determination Date, including distributions under a terminated plan that, if it had not been terminated, would have been required to be included in the aggregation group, (ii) the account balances or cumulative accrued benefits of a Participant who was previously a Key Employee, but who is no longer a Key Employee, shall be disregarded, (iii) the account balances or cumulative accrued benefits of a Beneficiary of a Participant shall be considered Accounts or accrued benefits of the Participant, (iv) the account balances or cumulative accrued benefits of a Participant who has not performed services for an Employer or a Controlled Group Member at any time during the 5-year period ending on the Determination Date shall be disregarded and (v) any rollover contribution (or similar transfer) from a plan maintained by a corporation other than an Employer under this Plan initiated by a Participant shall not be taken into account as part of the Participant's aggregate account balances under this Plan.


18.3     Key Employee

                  In general, a "Key Employee" is an employee (or a former or deceased employee) who, at any time during the Plan Year or any of the 4 preceding Plan Years, is or was:

                           (a) an officer of an Employer having annual compensation greater than fifty percent of the amount in effect under Code Section 415(b)(1)(A) (the defined benefit maximum) for any such Plan Year; provided that, for purposes of this subparagraph, no more than fifty employees of the Employer (or, if lesser, the greater of three employees or ten percent of the employees) shall be treated as officers;

                           (b) one of the ten employees who have annual compensation from an Employer of more than the limitation in effect under Code Section 415(c)(1)(A) (the defined contribution maximum) for that year and owning or considered as owning, within the meaning of
                                    Section   318  of  the  Code,   the  largest
                                    interests in the Employer; provided that, if two employees have the same interest in the Employer, the employee having greater annual compensation from the Employer shall be treated as having a larger interest;

                           (c) a five percent or greater owner of an Employer; or

                           (d)      a  one  percent  or   greater  owner  of  an
                                    Employer having annual compensation from the Employer of more than $150,000.

For purposes of this subsection the term "compensation" means compensation as defined by Code Section 414(q)(7).


18.4     Aggregated Plans

                  Each other defined contribution plan and defined benefit plan maintained by an Employer that covers a Key Employee as a Participant or that is maintained by an Employer in order for a plan covering a Key Employee to satisfy
Section 401(a)(4) or 410 of the Code shall be aggregated with this Plan in determining whether this Plan is top-heavy. In addition, any other defined contribution or defined benefit plan of an Employer may be included if all such plans that are included, when aggregated, will not discriminate in favor of officers, shareholders or Highly Compensated Participants and will satisfy all of the applicable requirements of Sections 401(a)(4) and 410 of the Code.


18.5     Minimum Vesting

                  For any Plan Year in which the Plan is a Top-Heavy Plan, a Participant's vested percentage in his Stock Account shall not be less than the percentage determined under the following table:

                                                       Vested
              Years of Service                       Percentage

                 Less than 2                               0
                      2                                   20
                      3                                   40
                      4                                   60
                      5                                   80
                  6 or more                              100

If the foregoing provisions of this subsection 18.5 become effective, and the Plan subsequently ceases to be a Top-Heavy Plan, no Participant shall have his vested percentage reduced, and each Participant who has then completed three or more Years of Service may elect to continue to have the vested percentage of his Employer Contribution Account determined under the provisions of this subsection 18.5.


18.6     Minimum Employer Contribution

                  Subject to the following provisions of this subsection and subsection 18.7, for any Plan Year in which the Plan is a Top-Heavy Plan, the Employer contribution credited to each Participant who is not a Key Employee shall not be less than 3 percent of such Participant's total compensation (as defined in subsection 8.1) from the Employers for that year. In no event, however, shall the total Employer contribution credited in any year to a Participant who is not a Key Employee (expressed as a percentage of such Participant's total compensation from the Employer) exceed the maximum total Employer contribution credited in that year to a Key Employee (expressed as a percentage of such Key Employee's total compensation from an Employer). Contributions made by an Employer under the Plan pursuant to Participants' income deferral authorizations shall not be deemed Employer Contributions for purposes of this subsection. The amount of minimum Employer contribution otherwise required to be allocated to any Participant for any Plan Year under this subsection shall be reduced by the amount of Employer Contributions allocated to him for a Plan Year ending with or within that Plan Year under any other tax-qualified defined contribution plan maintained by an Employer.


18.7     Coordination of Benefits

                  For any Plan Year in which the Plan is top-heavy, in the case of a Participant who is a non-Key Employee and who is a Participant in a top-heavy tax-qualified defined benefit plan that is maintained by an Employer and that is subject to Section 416 of the Code, subsection 18.5 shall not apply, and the minimum benefit to be provided to each such Participant in accordance with this Section 18 and Section 416(c) of the Code shall be the minimum annual retirement benefit to which he is entitled under such defined benefit plan in accordance with such Section 416(c), reduced by the amount of annual retirement benefit purchasable with his Plan Accounts (or portions thereof) attributable to Employer contributions (as defined in subsection 18.6) under this Plan and any other tax-qualified defined contribution plan maintained by an Employer.